SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) : March 11, 2003

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey	07061-1615

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code          (908) 903-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits Item 9. Regulation FD Disclosure

SIGNATURE
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED MARCH 11, 2003
EX-99.1: CERTIFICATION OF CHIEF EXECUTIVE OFFICER
EX-99.2: CERTIFICATION OF CHIEF FINANCIAL OFFICER

Item 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being filed herewith:

(99.1)	Certification of the Registrant’s Chief Executive Officer to the Registrant’s Annual Report on Form 10-K for the period ended December 31, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(99.2)	Certification of the Registrant’s Chief Financial Officer to the Registrant’s Annual Report on Form 10-K for the period ended December 31, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure.

     On March 11, 2003, John D. Finnegan and Michael O’Reilly submitted written certifications to the information contained in the Registrant’s Annual Report on Form 10-K for the period ended December 31, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The Registrant is filing copies of such certifications as Exhibits 99.1 and 99.2 hereto, which are incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

By:	/s/ Joanne L. Bober

Name: Joanne L. Bober Title: Senior Vice President and General Counsel

March 11, 2003

EXHIBIT INDEX TO CURRENT REPORT
DATED MARCH 11, 2003

Exhibit
Number

(99.1)	Certification of the Registrant’s Chief Executive Officer to the Registrant’s Annual Report on Form 10-K for the period ended December 31, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(99.2)	Certification of the Registrant’s Chief Financial Officer to the Registrant’s Annual Report on Form 10-K for the period ended December 31, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.